Investor Presentation September 9, 2020 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the six months ended June 30, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

Our Strategy

Strategic Vision To build a premier wealth management and investment banking firm Global Wealth Management Institutional Private Client 2,232 financial advisors in 389 branches with $276B in client assets Asset Management $26B in total assets managed through various strategies Bank $18.1B in assets funded by client deposits Equities Sales + Trading Fixed Income Sales + Trading Investment Banking Research Experienced sales force with extensive distribution capabilities Comprehensive platform including research, strategy and DCM teams Over 600 professionals with extensive experience across all products and industry verticals Largest U.S. research platform with nearly 1,300 stocks covered in addition to more than 630 stocks covered in Europe, and nearly 190 stocks covered in Canada

A History of Organic Growth & Acquisitions 16% CAGR 2005 Legg Mason’s Capital Markets Division 2007 Ryan Beck Acquisition Stifel Bank & Trust 2008 Butler Wick 2009 56 UBS Private Client Branches 2010 Thomas Weisel Partners 2011 Stone & Youngberg 2012 Miller Buckfire 2013 Keefe, Bruyette & Woods Knight Capital Group Fixed Income Division Acacia Bank Ziegler Lotsoff 2014 De La Rosa, Oriel Securities, 1919 Investment Counsel, Merchant Capital 2015 Barclays Wealth & Investment Management, Sterne Agee, 2016 Eaton Partners ISM Capital 2017 City Securities 2018 Ziegler Wealth Management, Business Bancshares Inc. 2019 First Empire MainFirst Mooreland Partners GMP George K. Baum B&F Capital Markets * 2019 full year GAAP net revenues based on annualized results as of 9/30/19. *2020 full year GAAP net revenue based on annualized results as of 06/30/2020

Stifel Overview

Stifel – Premier Investment Bank and Wealth Management Firm Stifel at a Glance 2019 GAAP Net Revenue - $3.3 billion Global Wealth Management (GWM) 2019 Net Revenue - $2.1 billion Institutional Group (IG) 2019 Net Revenue - $1.2 billion Private Client Stifel Bancorp Margin and Securities-based Lending Asset Management Equity & Fixed Income Capital Raising M&A Advisory / Restructuring Institutional Equity and Fixed Income Brokerage Independent Research Low leverage (6.6x) (1) (2), $3.9 billion stockholders’ equity (2) and $3.6 billion market capitalization (3) 29% Insider ownership aligns employees' interests with other shareholders (4) Approximately 8,400 full-time associates(2) Balanced business mix (64% GWM / 36% IG) (2019 net revenues) National presence with 2,232 financial advisors(2) Largest U.S. equity research platform with approximately 1,300 stocks under coverage(2) Broad investment banking and institutional sales and trading capabilities – domestic and international Assets / equity. As of 06/30/2020 As of 09/04/2020 Insider ownership percentage includes all units outstanding, as of March 18, 2020.

Leading broker-dealer providing wealth management and institutional services to consumers and companies Bulge Bracket Boutique Size / scale Large distribution Trading Retail Issues Lack of focus Banker turnover Lack of commitment Research indifference Lack of growth investors Firm focus Good research Growth investor access Issues Financial / firm stability Trading support Few with retail Size / scale Firm focus Stability (financial & personnel) Large distribution Trading Outstanding research Retail Institutional Wealth Management LARGEST provider of U.S. equity research 3rd LARGEST U.S. investment bank by U.S. equity trading volume outside of the Bulge Bracket firms(1) FULL SERVICE investment banking with expertise across products and industry sectors ACCESS TO top ten private client platform #7 Largest Retail Brokerage Network(2) Based on 2019 U.S. trading volume per Bloomberg, as of 02/06/2020 Source: Publicly available information for U.S. brokerage networks. Includes investment banks only.

Well-diversified, Low Risk Business Model with Balanced Retail and Institutional Exposure Unburdened by capital constraints Low leverage business model and conservative risk management Limited balance sheet risk Stable wealth management business is augmented by profitable and growing institutional business Drive revenue synergies by leveraging the wealth management and institutional business Net Revenues 2019 2020 Operating Contribution 2019 2020 Balanced business model facilitates growth in all market environments Note: Net revenues and operating contribution percentages based on full year 2019 & 1H 2020 , excludes the Other segment.

A Stable Track Record Through Multiple Business Cycles Non-GAAP Net Revenues(1)(4) ($MM) Total Equity(1) ($MM) Total Client Assets(1)(2) ($BN) Book Value Per Share(1)(2)(3) 2019 Non-GAAP Net Revenue, Total Equity, Total Client Assets, and Book Value Per Share are as of 06/30/2020 Excludes impact of sale of Sterne Agee Independent Contractor & Correspondent Clearing businesses Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010) and represents common equity per shares outstanding 2020 full year non-GAAP net revenue based on annualized results as of 06/30/2020

Balance Sheet Growth

Global Wealth Management

Global Wealth Management (GWM) Provides Securities Brokerage Services and Stifel Bank Products Overview National Presence Grown from 600+ financial advisors in 2005 to 2,232 financial advisors currently Proven organic growth and acquirer of private client business Strategy of recruiting experienced advisors with established client relationships Expanding U.S. footprint Net Revenues(1) ($MM) Operating Contribution(1) ($MM) 2017 full year net revenue and operating contribution based on annualized results as of 9/30/2017 2018 full year results based on annualized result as of 9/30/2018 (1) 2020 full year GAAP net revenues & operating contribution based on annualized results as of 06/30/2020.

Building Scale and Capabilities into a $2.1 Billion Revenue Segment 56 UBS Branches

GWM - Private Client Group Key Operating Metrics Accounts(1)(2) Financial Advisors(1)(2)(3) Total Client Assets(1)(2) ($MM) Branches(1)(2) 2020 Financial Advisors, Branches, Accounts, and Total Client Assets are as of 06/30/2020 Excludes Legacy Sterne Agee Independent Contractor Business. 2018, 2019, & 2020 reflect change in the definition of producing brokers as of January 1, 2019.

GWM – Stifel Bancorp, Inc. Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007 Stifel Financial became a bank holding company and financial services holding company Substantial Balance sheet growth with low-risk assets Funded by Stifel Nicolaus client deposits Maintain high levels of liquidity Overview Key Statistics (000s) (1)(2) Investment Portfolio Loan Portfolio(3) Interest Earnings Assets Note: Key Statistic Data as of 06/30/2020. ROAA, ROAE, as well as Tier 1 capital ratios specific to Stifel Bank & Trust NPAs include: nonaccrual loans, restructured loans, loans 90+ days past due, and other real estate owned. Other includes construction and land, consumer loans, and home equity lines of credit.

Growing Asset Management Capabilities Asset Management Subsidiaries with $25.7 Billion in Client Assets As of June 30, 2020. 1919 Investment Counsel, LLC, EquityCompass Investment Management, LLC,, and Washington Crossing Advisors, LLC are wholly-owned subsidiaries and affiliated SEC Registered Investment Advisers of Stifel Financial Corp. Assets represents the aggregate fair value of all discretionary and non-discretionary Assets Under Management and Assets Under Advisement, including fee-paying and non-fee-paying portfolios.

Institutional Group

Institutional Group Net Revenues ($MM)(2)(3) Fixed Income Brokerage + Investment Banking Overview Equity Brokerage + Investment Banking Provides securities brokerage, trading, research, underwriting and corporate advisory services Largest provider of U.S. Equity Research 3rd largest U.S Investment bank by U.S. equity trading volume outside of the Bulge Bracket firms(1) Full-service Investment Bank Comprehensive Fixed Income platform Based on 2019 U.S. trading volume per Bloomberg., as of 02/06/2020 (Stifel & KBW). Includes Thomas Weisel historical investment banking revenues through September 30, 2010. 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million 2020 full year net revenue based on annualized results as of 06/30/2020 2019 full year net revenues based on annualized net revenue as of 9/30/2019

Building Scale and Capabilities into a $1.2 Billion Revenue Segment Investment Banking Fixed Income Equities                                                                                                                                                                                                                                                                                                                                                     Knight GMP

Institutional Group – Advisory 2010-2020: Leadership in M&A of Public Companies and deals < $1bn. Public Deals < $1 Billion in Value All Deals < $1 Billion in Value All Firms Middle Market Firms Source: Dealogics M&A Analytics as of 07/31/20. Note: Includes all sell-side and buy-side strategic or sponsor-backed disclosed value deals, where the deal is announced between 2010 and 2020, with a U.S. target, acquirer, acquirer subsidiary or divestor, and a final stake greater than 50%.

Institutional Group – Equity Underwriting Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010 Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 07/31/20. Overlapping deals between Stifel and its acquired firms have been removed. Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

Institutional Group – Research Largest U.S. Equity Research Platform U.S. Equity Research Coverage (1)(2) Coverage Balanced Across All Market Caps (1) Stifel Research Highlights Largest provider of U.S. Equity Research Platform #1 U.S. provider of Financial Services coverage #1 ranked broker for North American NDRs #2 ranked for most Thomson Reuters Starmine Awards in last 15 years Ranked in the Top 10 each year for the last 13 years in the Thomson Reuter StarMine Analyst Awards Source: StarMine rankings as of 06/30/2020. Overall coverage includes only companies with a rating & domiciled in the U.S. Does not include Closed End Funds. StarMine 2020 includes KBW, U.S. only. Overall coverage includes only companies with a rating and domiciled in the U.S. Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.

Institutional Group – Equity Sales and Trading Powerful Platform Spanning North America and Europe Institutional Equity Sales Equity Trading Extensive Distribution Network Relationships with over 3,500 institutional accounts globally Active daily market maker in over 4,000 stocks Traded over 6.6 billion shares in 2019* Complete coverage of North America and Europe for North American listed equities Major liquidity provider to largest equity money management complexes Multi-execution venues: high-touch, algorithms, program trading, and direct market access Dedicated convertible sales, trading, and research desk 49 sales traders located in Baltimore, New York, Boston, San Francisco, Geneva, London, Toronto, Frankfurt, and Paris 32 position traders covering each major industry 19 specialized traders focused on: Option Trading, Convertible & ETF Trading Profitable model with advantages of scale 116 person sales force Experts in small and mid cap growth and value Team-based sales model with 2 - 4 coverage sales people per account Team leaders have an average of 20 years experience Offices in all major institutional markets in North America & Europe Accounts range from large mutual funds to small industry-focused investors Managed over 700 non-deal roadshow days in 2019 Extensive experience with traditional and overnight corporate finance transactions *Based on trading volumes for Stifel & KBW

Institutional Group – Fixed Income Capital Markets Strong Fixed Income Brokerage Capabilities Institutional Fixed Income Sales Institutional Fixed Income Trading Platform & Products Comprehensive platform 80+ traders with annual client trade volume more than $600 billion1 60+-person Fixed Income Research and Strategy Group Widespread distribution 200+ institutional sales professionals covering more than 8,500 accounts 50+ institutional fixed income offices nationwide Offices in Frankfurt, Geneva, London, Madrid, Milan, Munich, Paris and Zurich Customer-driven Focus on long-only money managers and income funds, depositories, and hedge funds Consistency of execution Identification of relative value through asset class/security selection US Government and Agency Securities Mortgage-Backed Securities (MBS) Whole Loans Government-Guaranteed Loans Asset-Backed Securities (ABS) Commercial Mortgage-Backed Securities (CMBS) Certificates of Deposit Litigation Finance High Yield and Distressed Credit Loan Trading Group Hybrid Securities Emerging Markets Structured Products Investment Grade Credit Municipal Sales and Trading and Public Finance UK Sales and Trading *All data as of 07/31/2020 Trailing 12-months, 07/31/2020

Institutional Group – Public Finance Overview Stifel has been growing its public finance practice both organically and through acquisitions over the past seven years including De La Rosa, Merchant Capital, Sterne Agee, City Securities, and George K. Baum. Stifel has ranked in the top ten nationally for senior managed negotiated underwritings, by par value, for each of the past five years. Stifel ranked #1 nationally for senior managed K-12, development, multifamily housing and taxable muni negotiated underwritings for 2019. Specialty sectors: Education (Public & Private K-12) Higher Education Local Government/Municipal Public-Private Partnerships/Development Housing Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions. Total of 36 Public Finance offices Nearly 200 Public Finance professionals

Second Quarter 2020 Results

Stifel Financial Corp. 2019 Annual Report “We can do much better with regard to diversity among our associates in particular. The business case for this effort is simple, as greater diversity – in all its forms – provides more opportunities to grow while reducing the risks of blinkered, narrow-minded thinking. This applies to greater diversity in our community just as in our revenue sources, business models, and geographic locations. More importantly, though, this is the only fair and just path forward. Look again at the cover of this annual report, because it expresses an ideal that we should strive for: There should be nothing about anyone’s birth or personal background that limits their ability to contribute and compete at our firm. The benefits of moving toward this ideal will be unquantifiable, in the best sense of the word, so I cannot stress enough that diversity doesn't need to earn its place in our ranks. We need to work, and keep working, to earn its benefits.” - Ron Kruszewski, Chairman & CEO Diversity

Institutional Group Generated Record Quarterly Revenue Second Quarter Snapshot 2Q20 Results millions, except per share and ratios HIGHLIGHTS NET REVENUES GAAP $895.8 NON-GAAP $895.8 NET EARNINGS GAAP $103.0 NON-GAAP $115.3 EPS GAAP $1.39 NON-GAAP $1.55 ANNUALIZED ROE GAAP 12.6% NON-GAAP 14.1% ANNUALIZED ROTCE GAAP 20.7% NON-GAAP 23.2% BOOK VALUE PER SHARE TBV $30.16 BV $48.84 Continued to Attract High Quality Financial Advisors Record Quarterly Fixed Income Brokerage Revenue Capital Raising Generated Second Highest Quarterly Revenue Credit Quality at Stifel Bank Remains Strong Strong Sequential Growth in Fee-Based Client Assets

Second Quarter Results SECOND QUARTER HIGHLIGHTS Second quarter Non-GAAP Net Revenue of $896 million, up 12% Y/Y. Record Institutional Group Net Revenue of $398 million, up 47% Y/Y Record Institutional Fixed Income Brokerage Revenue of $121 million, up 107% Y/Y Institutional Equity Brokerage Revenue of $63 million, up 55% Y/Y Investment Banking Revenue of $217 million, up 21% Y/Y Pre-tax Pre-Provision Margin of 19.9%, up 380 bps sequentially Fee-based Client Assets of $106 billion, up 13% sequentially Tangible Book Value Per Share of $30.16, up 6% Y/Y Non-GAAP annualized return on average tangible common shareholders’ equity was 23.2% 1 Before provision credit loss and additional comp. 2 Amount in excess of 59%

HIGHLIGHTS Record 6-Month Net Revenue of $1.1 billion, up% 4 Y/Y Pre-tax Pre-provision Margin of 34.7% Fee-based & Private Client Fee-based Assets Increased 13% Sequentially Recruited 28 Financial Advisor with total Trailing Twelve Month production of $23 million. Global Wealth Management

Wealth Management Metrics EFFICIENT BUSINESS MODEL Advisors are empowered to do what is right for their clients Product-neutral compensation – not motivated by comp to use specific products or services Product desks are not layered profit centers Minimal management – supervisory function is centralized for efficiency and neutral approach Advisors have direct access to knowledgeable home office associates to collaboratively deliver services to clients Technology to support advice-based model Stifel Wealth Tracker – online and mobile app: / free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating Cash management and digital banking capabilities in WM platform, including client mobile app Video meetings, centralized technology support DYNAMIC BUSINESS 85% of FAs joined Stifel in past 10 years came through organic recruiting, 15% through acquisitions Recruiting remotely during pandemic Growth of average AUM Adding capabilities that attract FAs and differentiate Stifel Stifel Wealth Tracker CIO Office & behavioral finance practice OurCrowd access to early-stage venture sponsors

Institutional Group * Includes net interest, asset management and service fees, and other income HIGHLIGHTS Record Quarterly Revenue of $398 million, up 47% Y/Y Record Institutional Brokerage of $184 million, up 86% Y/Y Second Strongest Quarter for Capital Markets Revenue with $111 million, up 29% Y/Y Record Pre-tax Contribution of $83 million, up 111% Y/Y Pre-tax margin of 20.9%, up 640 bps Y/Y Balanced business mix between equities and fixed income * Includes net interest, asset management and service fees, and other income highlights Record Quarterly Brokerage Revenue Surpassed Prior Record by 21% (1Q20) Second Strongest Quarterly Revenue in Capital Raising Lead Managed 211 Negotiated Municipal Offerings Brokerage Activity in July Down from 2Q20 but Above 2019 Levels Institutional Equities & Fixed Income highlights Record First Half Equities Revenue Surpassed Prior Record by 14% (2015) Third Highest Capital Raising Quarter Brokerage Activity in July Down from 2Q20 but Above 2019 Levels Bar chart header numbers are a graphic

Investment Banking Revenue Highlights Third Strongest Investment Banking Quarter Second Strongest Capital Raising Quarter Strongest Verticals were Financials, Healthcare, Technology, and Industrials Miller Buckfire Continued to Generate Increased Mandates M&A Advisory Business Starting to Pick Up as Clients Re-Engage by Mergers & Acquisitions Magazine Bar chart header numbers are a graphic

Net Interest Income Net Interest commentary 2Q20 NII within previous guidance range, but negatively impacted by rate environment & impact of senior note issuance Interest Earning Asset increased year-on-year and sequentially due to higher cash & loan balances, primarily due to PPP loans 3Q20 Guidance: Firm-wide NII Guidance: $100 – $110 million Bank NIM Guidance: 235 – 245 bps

HIGHLIGHTS AAA /AA CLOs with a Portfolio Credit Enhancement of 28.6% 83% of CLO Collateral is BB/B Using Severely Adverse Default Expectations Results in Remaining Credit Enhancement of 17.1% Limited Exposure to Hotel, Gaming, & Leisure and Energy Verticals Investment Portfolio & CLOs

HIGHLIGHTS Lending facilities for Stifel WM and Institutional clients, as well as banking relationships outside of Stifel Over 50% of the loan portfolio is to Wealth Management clients Diversity of geographic, sector, business phase, and loan type enhances stability in various markets; low NPLs historically Limited exposure to the Energy Industry as well as to the Hotel, Leisure, Entertainment & Restaurant Industry which on a combined basis is less than 3% of our SBI loans. Stifel Bancorp Inc. Loan Portfolio 1 Total excludes $475 million of loans classified as held for sale

CECL Impact assumptions Moody’s forecast: 40% Baseline (sudden sharp recession) 30% Downside (double dip recession) 30% Upside (near term growth) Forecast update for most recent scenarios Includes significant economic shock in 3Q and 4Q, followed by slow, sustained recovery Reserve build driven by COVID-19 recessionary assumptions   CECL 2Q20 FACTORS CECL chart is a graphic

Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our second quarter 2020 earnings release. Bar chart header numbers are a graphic

Capital & Liquidity HIGHLIGHTS Sweep Balances Continued to Increase in 2Q20 Capital Ratios Increased Meaningfully in 2Q20 Projecting No Material Change in the Size or Composition of the Balance Sheet Raised $400 Million in Senior Notes & $225 million of Preferred Equity in 2Q20 Capital Return in 2Q20 Limited to Dividends